UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2005

New Century Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32314	56-2451736
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California		92612
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 440-7030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 27, 2005, New Century Financial Corporation (the "Company") and Patrick J. Flanagan, the Company’s Executive Vice President, entered into an amended and restated employment agreement effective December 27, 2005 (the "Employment Agreement"), principally to reflect Mr. Flanagan’s six-month personal leave of absence from service with the Company that will commence January 1, 2006 and end on June 30, 2006. During the period of that leave, Mr. Flanagan will be entitled to base salary at a rate of $76,445 per month. The Employment Agreement amends and restates the current employment agreement between the parties dated January 1, 2004, as amended. The Employment Agreement has a term that commences on December 23, 2005 and ends on the first to occur of (1) June 30, 2006 or (2) Mr. Flanagan’s termination of employment with the Company. Concurrent with his execution of the Employment Agreement, Mr. Flanagan entered into a general release agreement with the Company. The Employment Agreement will become null and void if Mr. Flanagan revokes such release within any revocation period afforded by applicable law. A copy of the Employment Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Concurrent with his execution of the Employment Agreement, the Company and Mr. Flanagan entered into a Consulting Agreement (the "Consulting Agreement") that will become effective as of July 1, 2006 but only in the event that (1) Mr. Flanagan’s employment with the Company terminates on June 30, 2006 pursuant to the Employment Agreement, (2) Mr. Flanagan has performed his obligations under the Employment Agreement and is not in breach of the Employment Agreement as of such date and (3) Mr. Flanagan enters into a general release agreement with the Company executed promptly after June 30, 2006. Pursuant to the Consulting Agreement, Mr. Flanagan will provide exclusive consulting services to the Company commencing on July 1, 2006 and ending on December 31, 2008 (the "Consulting Period"). During the Consulting Period, Mr. Flanagan will be entitled to a fee of $76,445 per month and certain other welfare benefits. A copy of the Consulting Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As described under Item 1.01 above, the current employment agreement between the Company and Mr. Flanagan dated January 1, 2004, as amended, terminated on December 27, 2005, which coincides with the effective date of the new employment agreement between the parties described above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1 Employment Agreement, dated as of December 27, 2005, between New Century Financial Corporation and Patrick J. Flanagan.

10.2 Consulting Agreement, dated as of July 1, 2006, between New Century Financial Corporation and Patrick J. Flanagan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Century Financial Corporation

December 30, 2005	By:	/s/ Brad A. Morrice

Name: Brad A. Morrice
Title: Vice Chairman, President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated as of December 27, 2005, between New Century Financial Corporation and Patrick J. Flanagan.
10.2	Consulting Agreement, dated as of July 1, 2006, between New Century Financial Corporation and Patrick J. Flanagan.